                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 15, 2002

                                   MAXXAM INC.
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-3924
                            (Commission File Number)

                                   95-2078752
                     (I.R.S. Employer Identification Number)

     5847 SAN FELIPE, SUITE 2600
           HOUSTON, TEXAS                                77057-3010
(Address of Principal Executive Offices)                 (Zip Code)

     (Registrant's telephone number, including area code):  (713) 975-7600

Item 5.    Other Events

      Attached hereto as Exhibit 99.1 is a press release dated January 15, 2002 and issued by Kaiser Aluminum Corporation ("KAC"), the registrant's majority owned subsidiary, in connection with discussions KAC will begin to have with its noteholders regarding its near-term debt maturities.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 15, 2002
                                        MAXXAM Inc.

                                        /s/ Bernard L. Birkel

                                        By:   Bernard L. Birkel
                                              Secretary

                                  EXHIBIT INDEX

Exhibit 99.1:   Press release dated January 15, 2002